Exhibit 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (the “Agreement”), dated as of [  ], 2022, is by and between Singularity Future Technology Ltd.(formerly known as Sino-Global Shipping America, Ltd.) (the “Buyer”) and [  ]. (the “Seller” and together with the Buyer, each individually a “Party” and collectively the “Parties”).

WITNESSETH:

WHEREAS, the Seller owns at least [  ] warrants (the “Seller’s Warrants”) each with the right to purchase one share of Common Stock (the “Shares”) of Singularity Future Technology Ltd.(formerly known as Sino-Global Shipping America, Ltd.). (the “Issuer”), having an exercise price of $[  ] per whole Share and an expiration date on [  ]. Seller’s Warrants were purchased as part of Seller’s investment/participation in a private placement that closed on [  ].

WHEREAS, the Seller desires to sell, transfer, convey, assign and deliver to the Buyer, and the Buyer desires to purchase and acquire from the Seller [  ] of the Seller’s Warrants representing the right to purchase [  ] shares of common stock of the Issuer and any and all rights and benefits incident to the ownership thereof (the “Warrant”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION 1. Sale and Purchase of Warrant.

1.1 Sale of Warrant. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell, transfer, convey, assign and deliver to the Buyer, and the Buyer hereby agrees to purchase and acquire from the Seller, the Warrant and any and all rights and benefits incident to the ownership thereof.

1.2 Purchase Price. No later than two (2) business days following the date hereof (the “Closing Date”), the Buyer shall pay to the Seller by wire transfer of immediately available funds to an account or accounts designated by the Seller on its signature page hereto, an aggregate purchase price of $[  ]($[  ] for each share of common stock underlying the Warrant) for the Warrant (the “Purchase Price”).

1.3 Delivery of Warrant to Issuer for Transfer. Seller shall undertake to deliver the Warrant to the Buyer for cancellation as soon as practicable following the Closing Date, but in no event later than five business days following the Closing Date. Notwithstanding the foregoing, the Warrant shall be deemed cancelled upon receipt by the Seller of the Purchaser Price.

Section 2. Representations and Warranties of the Seller. The Seller represents and warrant to the Buyer, as of the date hereof and as of the Closing, as follows:

2.1 Organization and Power. The Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the full right, power and authority to enter into this Agreement and to sell, transfer, convey, assign and deliver the Warrant to the Buyer.

2.2 Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles.

2.3 No Conflicts. The execution, delivery and performance of this Agreement, the sale, transfer, conveyance, assignment and delivery of the Warrant, and compliance with the provisions hereof by the Seller, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Seller, under the organizational documents of the Seller, or any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Seller is a party or by which it or any of its property is bound or affected.

2.4 No Prohibitions. The Seller is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Seller or the sale, transfer, conveyance, assignment and delivery of the Warrant to the Buyer pursuant to the terms hereof.

2.5 Consents. All consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority, the Issuer or any other person required in connection with the execution, delivery and performance by the Seller of this Agreement or the transactions contemplated hereby have been or will be obtained by the Seller and will be in full force and effect.

2.6 Good Title; No Liens. The Seller is the sole owner of, and has good, valid and marketable title to, the Warrant, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, shareholder agreements, liens, pledges, charges, security interests, encumbrances, options and adverse claims or rights whatsoever (collectively, “Liens”). Upon consummation of the purchase contemplated hereby, the Buyer will acquire from the Seller good, valid and marketable title to the Warrant, free and clear of all Liens.

2.7 Non-Public Information. Seller is not selling the Warrants “on the basis of” (as defined in Rule 10b5-1 of the Securities and Exchange Act of 1934) any material, non-public information about the Warrant, the Warrant Shares or the Issuer.

2.8 Non-Affiliate. The Seller does not, either alone or in association with others, directly or indirectly through one or more intermediaries, control the Issuer, nor is the Seller, directly or indirectly through one or more intermediaries, controlled by or under common control with the Issuer such that the Seller would be an “affiliate” of the Issuer within the meaning of the Securities Act or Rule 144 thereunder. At no time on or after its acquisition of the Warrant has the Seller been an “affiliate” of the Issuer.

2.9 Bankruptcy. The Seller is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Bankruptcy Code Section 368(a)(3)(A) (or related provisions)) or involved in any insolvency proceeding or reorganization.

Section 3. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller, as of the date hereof and as of the Closing, as follows:

3.1 Organization and Power. The Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder.

3.2 Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles.

3.3 No Conflicts. The execution, delivery and performance of this Agreement, the purchase of the Warrant, and compliance with the provisions hereof by the Buyer, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Buyer, under the organizational documents of the Buyer, or any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Buyer is a party or by which it or any of its property is bound or affected.

3.4 No Prohibitions. The Buyer is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Buyer or the purchase of the Warrant by the Buyer pursuant to the terms hereof.

3.5 Consents. All consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority, the Issuer or any other person required in connection with the execution, delivery and performance by the Buyer of this Agreement or the transactions contemplated hereby have been or will be obtained by the Buyer and will be in full force and effect.

3.6 Advice. (i) The Buyer is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Seller or any of the Seller’s directors, officers, employees, agents, representatives or advisers, (ii) neither Seller nor any of the Seller’s directors, officers, employees, agents, representatives or advisers has given to the Buyer (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) as to the purchase by the Buyer of the Warrant, and (iii) the Buyer has reviewed all information that it believes is necessary or appropriate in connection with its purchase of the Warrant and has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and it has made its own investment decision based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Seller or any of the Seller’s directors, officers, employees, agents, representatives or advisers.

3.7 Non-Public Information. Buyer is not purchasing the Warrant “on the basis of” (as defined in Rule 10b5-1 of the Securities and Exchange Act of 1934) any material, non-public information about the Warrant, the Warrant shares or the Issuer.

3.8 Accredited Investor. The Buyer is and on the Closing Date will be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Agreement. The Buyer is acquiring the Warrant for investment purposes, with no intention of distributing or reselling any of the Warrant or any interest therein, provided, however, that by making representations herein, the Buyer does not agree to hold the Warrant for any minimum or other specific term and reserves the right to dispose of the Warrant at any time in accordance with federal and state securities laws applicable to such disposition. The Buyer represents that by reason of its, or of its management’s, business and financial experience, the Buyer has the capacity to evaluate the merits and risks of its investment in the Warrant and to protect its own interests in connection with the transactions contemplated in this Agreement. The Buyer’s financial condition is such that it is able to bear all economic risks of investment in the Warrant, including a complete loss of its investment.

3.9 Bankruptcy. Buyer is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Bankruptcy Code Section 368(a)(3)(A) (or related provisions)) or involved in any insolvency proceeding or reorganization.

Section 4. Miscellaneous.

4.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of each Party contained herein shall survive the Closing. Each Party may rely on such representations, warranties and covenants irrespective of any investigation made, or notice or knowledge held by, it or any other person.

4.2 Indemnification. Each Party shall indemnify, defend and hold harmless the other Party, its members, partners, managers, directors, officers, employees, attorneys, accountants, agents, successors and assigns from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal fees and expenses) based upon or arising out of (a) any inaccuracy or breach of any representation and warranty of such Party herein, and (b) any breach of any covenant and agreement of such Party herein.

4.3 Notices. All notices and other communications by the Buyer or Seller hereunder shall be in writing to the other Party and shall be deemed to have been duly given when delivered in person or by an overnight courier service, or sent via facsimile or electronic transmission and verification received, or when posted by the United States postal service, registered or certified mail, return receipt requested with postage prepaid, at the address set forth on the signature page hereto or to such other addresses as a Party may from time to time designate to the other Party by written notice thereof, effective only upon actual receipt.

4.4 Assignment. This Agreement shall be binding on and inure to the benefit of the Parties hereto and their respective successors and assigns.

4.5 Entire Agreement. This Agreement constitutes the entire agreement by the Parties hereto and supersedes any other agreement, whether written or oral, that may have been made or entered into between them relating to the matters contemplated hereby.

4.6 Severability. If any term of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the Parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision of this Agreement.

4.7 Amendments and Waivers. This Agreement may be amended, modified, superseded, or canceled, and any of the terms, representations, warranties or covenants hereof may be waived, only by written instrument executed by both of the Parties hereto or, in the case of a waiver, by the Party waiving compliance.

4.8 Headings. The headings of particular sections are inserted only for convenience and shall not be construed as a part of this Agreement or a limitation on the scope of any of the terms or provisions of this Agreement.

4.9 Gender and Number. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine and neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to conflicts of laws principles.

4.11 Submission to Jurisdiction. Any judicial proceeding brought with respect to this Agreement must be brought in any court of competent jurisdiction in the Commonwealth of Virginia, and each Party: (i) accepts unconditionally, the exclusive jurisdiction of such courts and any related appellate court, and agrees to be bound by any final, non-appealable judgment rendered thereby in connection with this Agreement; (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or the Commonwealth of Virginia other than for such purpose; and (iii) agrees that process in any such action, in addition to any other method permitted by law, may be served upon it by registered or certified mail, return receipt requested, addressed to such Party at the address designated by such Party on the signature page hereof, and such service shall be deemed effective as if personal service had been made upon it within the Commonwealth of Virginia.

4.12 Waiver of Jury Trial. The Parties hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter arising out of, related to or in connection with this Agreement.

4.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

4.14 Further Assurances. From and after the Closing, upon the request of a Party, the other Party will execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, including without limitation, and documents necessary to assign to the Buyer or its designee any re-sale registration rights applicable to the Warrant or the Shares.

4.15 Most Favored Nation. The Buyer hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any person on the date hereof or within sixty days hereafter to any person with respect to any purchase of, amendment of or waiver regarding any warrant to purchase Common Stock (or other similar instrument) outstanding as of the date hereof (each an “Other Purchase Agreement”), is at a higher Purchase Price per Warrant or is otherwise more favorable to such person than those of the Seller and this Agreement. If, on the date hereof or within sixty days hereafter, the Buyer enters into an Other Purchase Agreement at a higher Purchase Price per Warrant or with more favorable terms or conditions to such person than those of the Seller and this Agreement, then (i) the Buyer shall provide notice thereof to the Seller promptly following the occurrence thereof and (ii) Purchase Price per Warrant stated in this Agreement shall be, without any further action by the Seller or the Buyer, automatically amended and modified in an economically and legally equivalent manner such that the Seller shall receive the benefit of the higher Purchase Price Per Warrant or more favorable terms and /or conditions (as the case may be) set forth in such Other Purchase Agreement, provided that upon written notice to the Buyer at any time the Seller may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Seller as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Seller. The provisions of this Section 4.15 shall apply similarly and equally to each Other Purchase Agreement.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above-written.

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By:
Name:
Title:

Address:

Wire instructions:

Singularity Future Technology Ltd.(formerly known as Sino-Global Shipping America, Ltd.)

By:
Name:	Yang Jie
Title:	Chief Executive Officer

Address: 98 Cutter Mill Road, Suite 322, Great Neck New York 11021

Notices and physical securities, if applicable, should be sent to:

Singularity Future Technology Ltd.(formerly known as Sino-Global Shipping America, Ltd.)

98 Cutter Mill Road, Suite 322

Great Neck New York 11021